Exhibit 10.5A1

Amendment No. 1

To

Compaq Development Items License Agreement

Between

Altiris Incorporated

And

Compaq Computer Corporation

Amendment Effective Date: April 25, 2002

WHEREAS, Altiris and Compaq have entered into a Development License Agreement (hereinafter called “Agreement”) dated August 23, 2001; and

WHEREAS, both parties wish to amend the Agreement to permit Altiris to use the Compaq sample code and specification for the iLO device.

THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1.    PRE-ESTABLISHED TERMS

All terms and conditions of the Agreement remain in full force and effect and apply to this Amendment, unless specifically modified below.

2.    AGREEMENT MODIFICATIONS

Modify Exhibit A to add the following items to the Compaq Development Items List

1.	VDM331.tmp
2.	bor.def
3.	Cpqcl.c
4.	Cpqci.h
5.	Cpqcidrv.c
6.	Cpqcidrv.h
7.	Cpqcikbr.c
8.	Cpqcikbr.h
9.	Cpqcisbr.c
10.	Cpqcisbr.h
11.	Flatmap.asm
12.	Flatmap.inc
13.	Makefile
14.	pci.c
15.	Pci.h
16.	test.c

AGREED:

Altiris Incorporated		Compaq Computer Corporation

By:	/s/ STEVEN MANN	By:	/s/ BILLY COX
(Printed Name) STEVEN MANN (Title) VP Engineering (Date) April 29, 2002		BILLY COX Director, Eng. Software Support (Date) May 6, 2002

Approved 5/6/2002

Bill McDonald – ISSG

Contracts